FOR IMMEDIATE RELEASE                 For further information:

                                      Cynthia A. Bond
                                      Director, Investor Relations
                                      SFX Broadcasting, Inc.
                                      (212) 407-9126


                  SFX BROADCASTING COMMENCES JACKSONVILLE LMA

             Company Immediately Takes Over WFYV(FM) and WAPE(FM)

NEW YORK, August 8, 1996 -- SFX Broadcasting, Inc. (NASDAQ: SFXBA) today announced that on August 1 it began operating two Jacksonville, Florida radio stations, WFYV(FM) and WAPE(FM), pursuant to a Local Marketing Agreement
(LMA). As previously announced, SFX is exchanging with Chancellor Broadcasting Company SFX' three Long Island properties for the two Jacksonville stations and $11.0 million. Chancellor, which began operating SFX' three Long Island stations on July 1, is in the process of acquiring the two Jacksonville properties from Los Angeles-based OmniAmerica Communications.

SFX also owns and operates four additional Jacksonville stations: WKQL(FM), WIVY(FM), WOKV-AM and WPDG-AM.

Commenting on the new LMA, Robert F. X. Sillerman, Executive Chairman of SFX, said, "We are extremely pleased to have taken this recent step in our plan to build a very strong station group in the Jacksonville market. With four FMs and two AMs we will command the major share of the revenues in this market, while still providing a variety of programming choices. This move is consistent with our overall strategy of buying or swapping stations in order to create a cluster of stations capable of making economically significant contributions to our company's revenues and broadcast cash flow."

WFYV(FM) and WAPE(FM) rank number one and three, respectively, in the all important 25-54 demographic group. Both stations have album oriented rock formats. Jacksonville is the fiftieth largest metro market.

In addition, SFX today announced the extension of the date by which stockholders of the Company may submit proposals for inclusion in the proxy statement relating to the 1996 annual meeting of shareholders to August 30, 1996.

With the anticipated consummation of all previously announced transactions, SFX will own and operate or provide services to the following radio stations.

                         - list of stations follows -





Houston, TX                               Jacksonville, FL                             Tucson, AZ
   KKRW(FM)                                  WFYV(FM)***                                  KWFM(FM)
   KODA(FM)                                  WAPE(FM)***                                  KRQQ(FM)
   KQUE(FM)                                  WKQL(FM)                                     KNST-AM
   KNUZ-AM                                   WIVY(FM)                                     KCEE-AM
                                             WOKV-AM
Wash., DC/ Balt., MD                         WPDQ-AM                                   Springfield/North, MA
   WHFS(FM)                                                                               WHMP(FM)
                                          Charlotte, NC                                   WPKX(FM)
San Diego, CA                                WLYT(FM)                                     WHMP-AM
   KPLN(FM)                                  WTRD(FM)
   KYXY(FM)                                                                            New Haven, CT
                                          Raleigh, NC                                     WPLR(FM)
Providence, RI                               WZZU(FM)                                     WYBC(FM)*
   WSNE(FM)                                  WTRG(FM)
   WHJY(FM)                                  WDCG(FM)                                  Daytona Beach, FL
   WHJJ(FM)                                  WRDU(FM)                                     WGNE(FM)

Hartford, CT                              Richmond, VA                                 Augusta, GA
   WHCN(FM)                                  WMXB(FM)                                     WCHZ(FM)*
   WMRQ(FM)
   WKSS(FM)                               Albany, NY                                   Jackson, MS
   WPOP-AM                                   WGNA(FM)                                     WKTF(FM)
                                             WPYX(FM)                                     WMSI(FM)
Greensboro, NC                               WYSR(FM)*                                    WSTZ(FM)*
   WMAG(FM)                                  WGNA-AM                                      WJDX(FM)
   WHSL(FM)***                               WTRY-AM                                      WJDS-AM
   WTCK-AM                                                                                WZRX-AM
   WMFR-AM                                Greenville-Spartanburg,SC
                                             WMYI(FM)                                  Biloxi, MS
Nashville, TN                                WSSL(FM)                                     WKNN(FM)
   WSIX(FM)                                  WROQ(FM)                                     WMJY(FM)
   WRVW(FM)                                  WGVL-AM
                                                                                       Myrtle Beach, SC
                                          Witchita, KS                                    WVCO(FM)***
                                             KRZZ(FM)                                     WYAK(FM)
                                             KKRD(FM)                                     WMYB(FM)***
                                             KNSS-AM


*   Joint Selling Agreement (JSA)
**  JSA with option to buy
*** Local Marketing Agreement (LMA)
Under contract to be sold or swapped by SFX are the Texas State Networks, a group of regional radio networks; KRLD-AM and KTCK-AM in Dallas; WHFM(FM), WBAB(FM), WBLI(FM) and WGBB-AM in Long Island, NY; WVEZ(FM), WTFX(FM) and WWKY-AM in Louisville, KY; and KOLL(FM) in Little Rock, AR.

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